Exhibit 24.1

                               POWER OF ATTORNEY

                                                                  July 23, 2007


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brent L. Barton, Robert Birnbaum, Patricia M. Garvey, Eve Ngan, Neila B. Radin, Keith W. Schuck, Andrew T. Semmelman and Fay L. Triffler, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments the attorneys-in-fact and agents may deem necessary or advisable to enable CHASE BANK USA, NATIONAL ASSOCIATION, in its own capacity and as Sponsor, Depositor, Originator, Administrator and Servicer of CHASE ISSUANCE TRUST to comply with the Securities Act of 1933, as amended, and any requirements of the Securities Exchange Commission, in connection with a Registration Statement or Registration Statements as well as any and all amendments to the Registration Statement or Registration Statements, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



                                            /s/ James K. Paterson
-----------------------------               -----------------------------------
Samuel H. Cooper                            James K. Paterson
Director                                    Director


/s/ Raymond L. Fischer                      /s/ Keith W. Schuck
-----------------------------               -----------------------------------
Raymond L. Fischer                          Keith W. Schuck
Principal Financial Officer                 Principal Accounting Officer and
and Director                                Director


                                            /s/ Gordon A. Smith
-----------------------------               -----------------------------------
Mark D. Hartzell                            Gordon A. Smith
Director                                    Principal Executive Officer,
                                            Chairman and Director